                                                CONFIDENTIAL TREATMENT REQUESTED
                                                                   EXHIBIT 10.27


                                AMENDMENT NO. 1
                                     to the
                               LICENSE AGREEMENT


     This Amendment No. 1 ("Amendment No. 1") to the License Agreement between Network Computer, Inc. ("NCI") and Endeavor Technologies, Inc. (now known as WebMD, Inc.) ("CUSTOMER") dated May 29, 1998 (the "License Agreement"), is made and entered into between NCI and CUSTOMER as of this 11th day of November, 1998 (the "Amendment No. 1 Effective Date").

                                    RECITALS

     A. CUSTOMER has been granted a license to certain NCI technology under the terms and subject to the conditions set forth in the License Agreement.

     B. The parties agree to amend the License Agreement as set forth in this Amendment No. 1.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Exhibit B, Section 3 ("Service Fees") of the License Agreement is hereby amended by inserting the following after the second sentence of the definition of Consulting Services:

          "Notwithstanding the foregoing, all consulting services provided by NCI from September 1, 1998 to the end of one (1) year immediately following the Effective Date shall be recouped against the $*** commitment set forth above at the following rates plus reasonable travel and expenses. Such amounts shall be payable within thirty (30) days of CUSTOMER's receipt of NCI's invoice, which shall mean the earlier of (a) actual receipt by CUSTOMER of NCI's invoice or (b) five
          (5) business days after NCI deposits the invoice in the mail, postage prepaid. NCI's invoices will include the following back-up materials: consultant time sheets and expense reports in a mutually agreed upon format.

          Senior Consultant      $*** per hour
          Junior Consultant      $*** per hour
          Trainee                $*** per hour"

2. CUSTOMER represents and warrants to NCI that it has changed its name from Endeavor Technologies, Inc. to WebMD, Inc. The parties hereby agree that all

*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.

     references to Endeavor Technologies, Inc. or CUSTOMER in the Agreement and in this Amendment No. 1 shall now be interpreted to include references to WebMD, Inc.

3. CUSTOMER hereby acknowledges that it has received from NCI a Windows NT version of NCI's Custom Connect Server software, that use of such software is for testing purposes only, and that upon CUSTOMER's deployment of the Solaris version of NCI's Custom Connect Server software, CUSTOMER shall promptly return the Windows NT version and any copies thereof to NCI.

4. All capitalized terms not defined herein shall have the meanings given them in the License Agreement. This Amendment No. 1 shall be deemed to be incorporated into the License Agreement and made a part thereof. All references to the License Agreement in any other document shall be deemed to refer to the License Agreement as modified by this Amendment No. 1. Except as modified by this Amendment No. 1, the License Agreement shall remain in full force and effect and shall be enforceable in accordance with its terms. In the event that the terms of this Amendment No. 1 conflict with the terms of the License Agreement, or its exhibits, as amended, the terms of this Amendment No. 1 shall be deemed to govern.

5. This Amendment No. 1 may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed as of the Amendment 1 Effective Date.

"NCI"                                        "CUSTOMER"

Network Computer, Inc.                       WebMD, Inc.


By: /s/ David Roug                           By: /s/ W. Michael Heekin
    ----------------------------                 -----------------------------

Print Name: David Roug                       Print Name: W. Michael Heekin
            --------------------                         ---------------------

Title: Chief Executive Officer               Title: Chief Operating Officer
       -------------------------                    ---------------------------

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